UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2007, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-2)

                Lehman Mortgage Trust 2007-2
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $312,448,100 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class M, Class B1, Class BIO1, Class B2, Class BIO2, Class B3, Class B4 and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-2 on February 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 20, 2007, as supplemented by the Prospectus Supplement dated February 26, 2007 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, U.S. Bank National Association, as trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class M, Class B1, Class BIO1, Class B2, Class BIO2, Class B3, Class B4, Class B5, Class B6, Class B7, Class P1, Class P2, Class R and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of three pools of fixed rate, conventional, fully amortizing and balloon, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $315,923,631 as of February 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On February 28, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal or Notional Balance
Class B5	$1,106,000
Class B6	$1,264,000
Class B7	$1,105,531
Class P1	$ 100(1)
Class P2	$ 100(1)
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

(1) Notional Amount

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of February 1, 2007, between Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of February 1, 2007, among Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and as acknowledged by U.S. Bank National Association, as Trustee.

99.3
Reconstituted Servicing Agreement dated as of February 1, 2007, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Michael Hitzmann
       Name: Michael Hitzmann
       Title: Senior Vice President

Dated: March 15, 2007

EXHIBIT INDEX

 Exhibit No.     Description

4.1	Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of February 1, 2007, between Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of February 1, 2007, among Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and as acknowledged by U.S. Bank National Association, as Trustee.

99.3
Reconstituted Servicing Agreement dated as of February 1, 2007, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.